                        WFS FINANCIAL 2000-B OWNER TRUST

                               WFS FINANCIAL INC

                                    SERVICER

                         TERM SHEET DATED MAY 22, 2000

                              SUBJECT TO REVISION

     The information contained herein will be superceded by information contained in the final prospectus supplement.

THE PARTIES:

The Issuer.................  WFS Financial 2000-B Owner Trust ("Trust")

Sellers....................  WFS Financial Auto Loans, Inc. ("WFAL")
                             WFS Receivables Corporation ("WFSRC")

Master Servicer............  WFS Financial Inc ("WFS")

The Insurer................  Financial Security Assurance, Inc. ("Financial
                             Security")

Indenture Trustee..........  Bankers Trust Company

Owner Trustee..............  Chase Manhattan Bank Delaware

IMPORTANT DATES:

Statistical Calculation
Date.......................  April 30, 2000, the date used in preparing the statistical information in this term sheet

Cut-Off Date...............  May 1, 2000

Closing Date...............  Expected to be May 31, 2000

Distribution Dates.........  Payments of interest will be made on the Notes on each February 20, May 20, August 20 and November 20, commencing on August 20, 2000

Final Scheduled
Distribution Dates.........  If not paid earlier, the full outstanding principal balance of the Class A-1 Notes will be paid on May 20, 2001 (the "Class A-1 Final Scheduled Distribution Date"), of the Class A-2 Notes will be paid on May 20, 2003 (the "Class A-2 Final Scheduled Distribution Date"), of the Class A-3 Notes will be paid on November 20, 2004 (the "Class A-3 Final Scheduled Distribution Date"), and of the Class A-4 Notes will be paid on February 20, 2006 (the "Class A-4 Final Scheduled Distribution Date").

THE SECURITIES:

The Class A Notes..........  The WFS Financial 2000-B Owner Trust Auto
                             Receivable Backed Class A Notes will represent obligations of the Trust secured by the assets of the Trust. The Class A Notes being publicly offered hereby in the aggregate amount of $945,000,000 will be issued in four classes and will bear fixed interest at the rates and calculated in the manner described below under the caption "The Terms of the Class A Notes".

The Class B Notes..........  The Trust will issue $55,000,000 of Class B Notes, which are not being offered hereby, to an affiliate of the Sellers and of the Master Servicer. All payments in respect of the Class B Notes issued by the Trust will be subordinated to payments on the Class A Notes. The Class B Notes will have a Final Scheduled Distribution Date of February 20, 2008.

The Certificates...........  The Trust will issue Certificates, which are not being offered hereby to the Sellers. All payments in respect of any Certificates issued by the Trust will be subordinated to payments on the Class A Notes and the Class B Notes.

     THE TERMS OF THE CLASS A NOTES

                                     CLASS A-1        CLASS A-2          CLASS A-3            CLASS A-4
                                       NOTES            NOTES              NOTES                NOTES
                                   --------------   --------------   ------------------   ------------------
Principal Amount.................  $  182,000,000   $  273,000,000   $      324,000,000   $      166,000,000
Interest Rate Per Annum..........                %                %                    %                    %
Interest Accrual Method..........      actual/360           30/360               30/360               30/360
Distribution Dates...............        *                *                  *                    *
Final Scheduled Distribution
  Date...........................    May 20, 2001     May 20, 2003    November 20, 2004    February 20, 2006
Anticipated Ratings (Moody's/
  Standard & Poor's)**...........        P-1/A-1+          Aaa/AAA              Aaa/AAA              Aaa/AAA

-------------------------
* Payments of interest and principal on the Class A Notes will be made on February 20, May 20, August 20 and November 20 of each year, or the first business day thereafter, beginning on August 20, 2000. Principal will be paid sequentially to the earliest maturing class until paid in full.

** It is a condition to the offering of the Class A Notes that these ratings be obtained from Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's" and, together with Moody's, the "Rating Agencies"). However, a Rating Agency in its discretion may lower or withdraw its rating in the future.

     INTEREST CALCULATION

     Interest on each class of the Class A Notes will accrue at the interest rate applicable to that class from each Distribution Date to the day preceding the next Distribution Date (or from the Closing Date with respect to the first Distribution Date).

     Interest on the Class A-1 Notes will be calculated on a daily basis, based upon the actual number of days elapsed and a 360-day year.

     Interest on the Class A-2, Class A-3 and Class A-4 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     PRIORITY OF PRINCIPAL PAYMENTS OF THE CLASS A NOTES

     Principal of the Class A Notes will be paid on each payment date in the following order:

     to the Class A-1 Notes until the Class A-1 Notes are paid in full;

     to the Class A-2 Notes until the Class A-2 Notes are paid in full;

     to the Class A-3 Notes until the Class A-3 Notes are paid in full; and

     to the Class A-4 Notes until the Class A-4 Notes are paid in full.

     The amount of principal distributed on each Distribution Date will generally be the amount of principal paid on the Contracts and the unpaid balance of liquidated Contracts received during the three month period ending on the last day of the month preceding the month in which a Distribution Date occurs. If not paid sooner, each class of Class A Notes will be paid in full on its Final Scheduled Distribution Date.

THE TRUST PROPERTY:

General....................  The trust property will include:

                             - a pool of retail installment sales contracts and
                               a limited number of installment loans originated by WFS, all of which are secured by new or used automobiles or light duty trucks;

                             - the funds in the Spread Account; and

                             - an insurance policy written by Financial Security
                               guaranteeing all payments of principal and interest to be made to holders of the Class A Notes.

     THE CONTRACTS

     On or before the Closing Date, WFS will sell and assign the Contracts, each of which is an installment sales contract or installment loan secured by a new or used automobile or light duty truck (the "Financed Vehicle"), to WFAL and WFAL will divide the Contracts into two pools. One pool containing Contracts representing approximately 100% of the Cut-Off Date Aggregate Scheduled Balance will be sold and assigned by WFAL to WFSRC and on the Closing Date will be transferred and assigned by WFSRC to the Trust. WFAL will sell the other pool containing one or more Contracts representing less than 0.01% of the Cut-Off Date Aggregate Scheduled Balance directly to the Trust on the Closing Date. The Trust will be established by the sale and assignment of Contracts by WFAL and the transfer and assignment of Contracts by WFSRC to the Trust on the Closing Date.

     - The Trust receives the right to payments due under the Contracts on and after the Cut-off Date.

     - The Contracts are secured by first liens on the Financed Vehicles purchased under each Contract.

     - The Contracts will have an expected weighted average annual percentage rate of approximately 14.81% and an expected weighted average remaining maturity of approximately 59.4 months.

     - Approximately 10.1% of the aggregate principal amount of the Contracts will be "Rule of 78's Contracts" and approximately 89.9% will be "Simple Interest Contracts".

     THE SPREAD ACCOUNT

     The Spread Account is a segregated trust account in the name of the Indenture Trustee that will afford you some limited protection against losses on the Contracts. The Spread Account will be part of the Trust. It will be created with an initial deposit by WFAL of $30,000,000 (the "Spread

Account Initial Deposit"). On any Distribution Date, the funds that are available from the Spread Account will be distributed to you to cover any shortfalls in interest and principal required to be paid on the Class A Notes. The funds in the Spread Account will be supplemented on each Distribution Date by any funds in the collection account remaining after making all of the payments necessary on that Distribution Date. The funds in the Spread Account will be supplemented until they are at least equal to 6% or 9% of the sum of the remaining principal balance of the Simple Interest Contracts and the present value of the remaining scheduled payments of the monthly principal and interest due on the Rule of 78's Contracts. The rate to be applied will depend upon loss and delinquency triggers.

     If on the last day of any month or on any payment date the amount on deposit in the Spread Account is greater than the amount required to be in that account on that date, the excess cash will be distributed first to Financial Security, to the extent of any unreimbursed amounts due to it, then to WFAL until WFAL has received an amount equal to the Spread Account Initial Deposit less $100,000, then to the holders of the Class B Notes to pay interest on the Class B Notes (including all accrued and unpaid interest) and principal on the Class B Notes, until the Class B Notes are paid in full and then to the Sellers (or such other holders of the Certificates). You will have no further rights to any such excess cash.

  THE CLASS A NOTE POLICY

     On the Closing Date, Financial Security will issue a financial guaranty insurance policy for the benefit of the Holders of the Class A Notes (the "Class A Note Policy"). Under the Class A Note Policy, Financial Security will unconditionally and irrevocably guarantee the payments of interest and principal due on the Class A Notes during the term of the Class A Note Policy. The Class B Notes will not have the benefit of the Class A Note Policy.

     If, based upon a report due to the Indenture Trustee five days prior to a Distribution Date, it appears that insufficient funds will be available to pay to the Holders of the Class A Notes on that Distribution Date the full amount of the payment which will then be due to them, that shortfall will be paid first by drawing upon funds in the Spread Account and thereafter by a claim upon the Class A Note Policy. To the extent any claim is made upon the Class A Note Policy, it is anticipated that the amount of that claim will be distributed on that Distribution Date or immediately thereafter.

THE CONTRACTS POOL:

     Each Contract is a retail installment sales contract secured by a Financed Vehicle originated by a new or used car dealer located in California or one of the other 42 states listed below or an installment loan secured by a Financed Vehicle. Most of the Contracts were purchased by WFS; however, a limited number of Contracts, no more than 4% of the Cut-Off Date Aggregate Scheduled Balance, are installment loans originated by WFS directly to consumers or by other independent auto finance companies which loans were then sold to WFS. Except as otherwise noted, all references herein to Contracts include installment loans.

     WFS will select the Contracts from its portfolio of fixed-interest rate contracts. The Contracts were underwritten and purchased or originated by WFS in the ordinary course of its business operations.

                                                                  CONTRACTS
                                                               IN THE TRUST(1)
                                                              -----------------
Outstanding Principal Balance(2)............................  $1,000,008,996.84
  Minimum...................................................  $          549.60
  Maximum...................................................  $       57,740.97
  Average...................................................  $       13,848.05
Number of Contracts.........................................             72,213
  Percentage of New Vehicles(2).............................              23.51%
  Percentage of Used Vehicles(2)............................              76.49%
Financed Vehicles(2)
  Percentage of Automobiles.................................              48.28%
  Percentage of Light Duty Trucks...........................              51.72%
Percentage of Rule of 78's Contracts(2).....................              10.14%
Percentage of Simple Interest Contracts(2)..................              89.86%
Annual Percentage Rate ("APR")(2)
  Minimum...................................................               5.69%
  Maximum...................................................              30.00%
  Weighted Average..........................................              14.81%
Remaining Maturities(2)
  Minimum...................................................           4 Months
  Maximum...................................................          84 Months
  Weighted Average..........................................        59.4 Months
Original Maturities
  Minimum...................................................          12 Months
  Maximum...................................................          84 Months
  Weighted Average..........................................        63.1 Months
  Percent over 60 Months....................................               44.3%

-------------------------
(1) Less than 0.01% of these Contracts by Cut-Off Date Aggregate Scheduled Balance, will be sold to the Trust by WFAL. All other Contracts will be transferred to the Trust by WFSRC.

(2) Information as of April 30, 2000. While the characteristics of the Contracts included in the Contracts Pool at the Closing Date may differ somewhat from the information disclosed above, we anticipate that the variations will not be significant.

     Each of the Contracts is fully amortizing and provides for level payments over its term, with the portions of principal and interest of each such level payment being determined on the basis of the Rule of 78's or the simple interest (actual number of days) method. The amortization of the Rule of 78's Contracts will result in the outstanding principal balance on each of those Contract being in excess of the Scheduled Balance of that Contract. For purposes of the Trust, all Rule of 78's Contracts are amortized on an actuarial basis to prevent shortfalls of principal payments on the Notes. As amortization on an actuarial basis produces a faster amortization than does application of the Rule of 78's, there will not be a shortfall of principal in any event, including as a result of prepayments or timely payment to maturity of a Rule of 78's Contract.

     The information concerning the Contracts presented herein is based upon a pool of retail installment sales contracts and installment loans originated through April 30, 2000.

                     DISTRIBUTION OF CONTRACTS BY APR(1)(2)

                                                                                PERCENTAGE OF
                                                               AGGREGATE          AGGREGATE
                                              NUMBER OF        PRINCIPAL          PRINCIPAL
                CONTRACT APR                  CONTRACTS         BALANCE          BALANCES(3)
                ------------                  ---------    -----------------    -------------
5.000% to 5.999%............................        8      $       90,313.08         0.01%
6.000% to 6.999%............................       47             707,573.64         0.07
7.000% to 7.999%............................      586           9,953,690.79         1.00
8.000% to 8.999%............................    2,176          35,599,752.72         3.56
9.000% to 9.999%............................    4,044          66,363,138.00         6.64
10.000% to 10.999%..........................    4,846          79,640,271.14         7.96
11.000% to 11.999%..........................    4,652          75,598,052.73         7.56
12.000% to 12.999%..........................    6,204          97,802,799.20         9.78
13.000% to 13.999%..........................    5,513          86,333,412.10         8.63
14.000% to 14.999%..........................    6,404          95,377,595.40         9.54
15.000% to 15.999%..........................    6,109          86,716,974.79         8.67
16.000% to 16.999%..........................    5,657          77,194,233.30         7.72
17.000% to 17.999%..........................    5,131          66,634,025.60         6.66
18.000% to 18.999%..........................    5,267          65,808,945.08         6.58
19.000% to 19.999%..........................    3,753          44,491,542.71         4.45
20.000% to 20.999%..........................    6,090          62,482,688.49         6.25
21.000% to 21.999%..........................    3,145          27,392,544.50         2.74
22.000% to 22.999%..........................      767           7,843,926.75         0.78
23.000% to 23.999%..........................      441           4,204,393.00         0.42
24.000% to 24.999%..........................      617           4,847,713.81         0.48
25.000% to 25.999%..........................      339           2,499,280.52         0.25
26.000% to 26.999%..........................      104             752,951.96         0.08
27.000% to 27.999%..........................       28             189,638.12         0.02
28.000% to 28.999%..........................       30             206,697.75         0.02
29.000% to 29.999%..........................      251           1,250,383.68         0.13
30.000% and over............................        4              26,457.98           (4)
                                               ------      -----------------       ------
  Total.....................................   72,213      $1,000,008,996.84       100.00%
                                               ======      =================       ======

-------------------------
(1) Information as of April 30, 2000. While the characteristics of the Contracts included in the Contracts Pool at the Closing date may differ somewhat from the information disclosed above, we anticipate that the variations will not be significant.

(2) Less than 0.01% of these Contracts by Cut-Off Date Aggregate Scheduled Balance, will be sold to the Trust by WFAL. All other Contracts will be transferred to the Trust by WFSRC.

(3) Percentages may not add to 100.00% due to rounding.

(4) Less than 0.01%.

                GEOGRAPHIC CONCENTRATION OF THE CONTRACTS(1)(2)

                                                                       PERCENTAGE OF
                                                       AGGREGATE         AGGREGATE
                                       NUMBER OF       PRINCIPAL         PRINCIPAL
                 STATE(3)              CONTRACTS        BALANCE         BALANCES(4)
                 --------              ---------   -----------------   -------------
      California.....................   31,645     $  417,682,072.18       41.77%
      Arizona........................    4,141         57,198,746.55        5.72
      Washington.....................    3,839         48,582,807.50        4.86
      Texas..........................    3,038         44,810,894.03        4.48
      Florida........................    2,731         43,650,061.29        4.36
      Oregon.........................    3,006         36,713,318.05        3.67
      Ohio...........................    2,547         33,964,387.11        3.40
      Colorado.......................    2,012         28,233,609.87        2.82
      Nevada.........................    1,567         24,145,200.74        2.41
      North Carolina.................    1,469         22,991,450.87        2.30
      Virginia.......................    1,283         21,181,688.09        2.12
      South Carolina.................    1,234         19,144,274.92        1.91
      Illinois.......................    1,206         18,086,063.20        1.81
      Utah...........................    1,285         17,668,283.55        1.77
      Tennessee......................      918         15,595,819.43        1.56
      Missouri.......................    1,035         15,091,295.62        1.51
      Georgia........................      847         14,118,457.77        1.41
      Alabama........................      841         13,375,580.13        1.34
      Idaho..........................      843         10,282,836.94        1.03
      Michigan.......................      677          9,731,402.76        0.97
      Pennsylvania...................      657          8,686,573.20        0.87
      Maryland.......................      498          8,157,233.96        0.82
      Kentucky.......................      542          7,609,434.65        0.76
      New Jersey.....................      514          7,528,623.09        0.75
      Wisconsin......................      518          6,750,766.73        0.68
      Indiana........................      453          6,635,693.48        0.66
      Massachusetts..................      463          6,616,144.92        0.66
      Kansas.........................      325          5,637,319.60        0.56
      Delaware.......................      299          4,441,063.27        0.44
      Mississippi....................      260          4,127,520.15        0.41
      Connecticut....................      289          3,862,680.04        0.39
      Oklahoma.......................      248          3,618,064.38        0.36
      West Virginia..................      193          3,156,701.52        0.32
      New Mexico.....................      261          3,092,946.44        0.31
      Iowa...........................      155          2,590,922.94        0.26
      Wyoming........................       90          1,407,660.42        0.14
      New Hampshire..................       73            945,974.22        0.09
      Rhode Island...................       70            931,167.91        0.09
      Minnesota......................       56            795,518.97        0.08
      Nebraska.......................       35            506,140.41        0.05
      Hawaii.........................       27            362,396.20        0.04
      Maine..........................       12            170,428.59        0.02
      New York.......................       11            129,771.15        0.01
                                        ------     -----------------      ------
      Total..........................   72,213     $1,000,008,996.84      100.00%

-------------------------
(1) Information as of April 30, 2000. While the characteristics of the Contracts included in the Contracts Pool at the Closing Date may differ somewhat from the information disclosed above, we anticipate that the variations will not be significant.

(2) Less than 0.01% of these Contracts by Cut-Off Date Aggregate Scheduled Balance, will be sold to the Trust by WFAL. All other Contracts will be transferred to the Trust by WFSRC.

(3) Based upon the state in which the new or used car dealer which originated a Contract is located, or in the case of an installment loan, the state in which the office of the lender which originated the loan is located.

(4) Percentage may not add to 100.00% due to rounding.

WEIGHTED AVERAGE LIVES OF THE CLASS A NOTES:

     Prepayments on contracts can be measured relative to a payment standard or model. The model used in this term sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full.

For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of contracts, including the Contracts.

     As the rate of payment of principal of each class of Class A Notes will depend on the rate of payment (including prepayments) of the principal balance of the Contracts, final payment of any class of Class A Notes could occur significantly earlier than its Final Scheduled Distribution Date. Reinvestment risk associated with early payment of the Class A Notes of any class will be borne exclusively by the holders of those Class A Notes.

     The table captioned "Percentage of Initial Class A Note Balance at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of the characteristics of the Contracts described under "The Contracts Pool". The ABS Table assumes that:

     - the Contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases,

     - the monthly principal and interest payment on each Contract is scheduled to be made and is made on the last day of each month and each month has 30 days,

     - payments are made on the Class A Notes on each Distribution Date (and each such date is assumed to be the twentieth day of each applicable month),

     - WFSRC does not exercise its Optional Repurchase right, and

     - the Sellers exercise their Optional Purchase on the earliest Distribution Date on which such option may be exercised.

     The ABS Table indicates the projected weighted average life of each class of Class A Notes and sets forth the percentage of the initial principal amount of each class of Class A Notes that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

     The ABS Table also assumes that the Contracts have been aggregated into hypothetical pools with all of the Contracts within each such pool having the following characteristics and that the level scheduled payment for each of the pools (which is based on the Aggregate Scheduled Balance, APR, original term to maturity and remaining term to maturity as of the assumed Cut-Off Date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                                                        REMAINING     ORIGINAL
                                             AGGREGATE                    TERM          TERM
                                             PRINCIPAL                 TO MATURITY   TO MATURITY
               SUBPOOLS                       BALANCE          APR     (IN MONTHS)   (IN MONTHS)
               --------                  -----------------   -------   -----------   -----------
  1....................................  $    7,372,821.67    17.723%      34            34
  2....................................      14,425,221.50    18.081       32            34
  3....................................       9,172,869.04    18.151       25            34
  4....................................      22,404,642.70    17.263       47            47
  5....................................      45,982,460.00    17.365       45            47
  6....................................      30,101,702.52    17.064       38            47
  7....................................     102,754,591.06    15.649       60            60
  8....................................     195,643,723.79    15.651       57            60
  9....................................     128,945,259.85    15.298       51            60
 10....................................     100,597,948.00    13.732       71            71
 11....................................     177,133,469.46    13.655       69            71
 12....................................     123,704,588.56    13.073       62            71
 13....................................       8,606,075.41    11.883       83            83
 14....................................      18,288,074.50    11.877       80            83
 15....................................      14,875,548.78    11.544       74            83
                                         -----------------
  Total................................  $1,000,008,996.84
                                         =================

     The actual characteristics and performance of the Contracts will differ from the assumptions used in preparing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Contracts will prepay at a constant ABS rate until maturity or that all of the Contracts will prepay at the same ABS rate. Moreover, the diverse terms of Contracts within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Contracts are as assumed. Any difference between those assumptions and the actual characteristics and performance of the Contracts, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of Class A Notes.

PERCENTAGE OF INITIAL CLASS A NOTE BALANCE AT VARIOUS ABS PERCENTAGES

                                            CLASS A-1 NOTES              CLASS A-2 NOTES              CLASS A-3 NOTES
                                       -------------------------    -------------------------    -------------------------
          DISTRIBUTION DATE            0.0%   1.0%   1.8%   2.5%    0.0%   1.0%   1.8%   2.5%    0.0%   1.0%   1.8%   2.5%
          -----------------            ----   ----   ----   ----    ----   ----   ----   ----    ----   ----   ----   ----
Initial..............................   100%   100%   100%   100%    100%   100%   100%   100%    100%   100%   100%   100%
 8/20/00.............................    80%    63%    49%    35%    100%   100%   100%   100%    100%   100%   100%   100%
11/20/00.............................    59%    27%     0%     0%    100%   100%   100%    82%    100%   100%   100%   100%
 2/20/01.............................    37%     0%     0%     0%    100%    94%    68%    43%    100%   100%   100%   100%
 5/20/01.............................    14%     0%     0%     0%    100%    71%    37%     6%    100%   100%   100%   100%
 8/20/01.............................     0%     0%     0%     0%     94%    48%     8%     0%    100%   100%   100%    75%
11/20/01.............................     0%     0%     0%     0%     77%    25%     0%     0%    100%   100%    84%    48%
 2/20/02.............................     0%     0%     0%     0%     60%     3%     0%     0%    100%   100%    62%    23%
 5/20/02.............................     0%     0%     0%     0%     43%     0%     0%     0%    100%    85%    41%     0%
 8/20/02.............................     0%     0%     0%     0%     25%     0%     0%     0%    100%    68%    22%     0%
11/20/02.............................     0%     0%     0%     0%      6%     0%     0%     0%    100%    51%     4%     0%
 2/20/03.............................     0%     0%     0%     0%      0%     0%     0%     0%     89%    35%     0%     0%
 5/20/03.............................     0%     0%     0%     0%      0%     0%     0%     0%     73%    20%     0%     0%
 8/20/03.............................     0%     0%     0%     0%      0%     0%     0%     0%     57%     6%     0%     0%
11/20/03.............................     0%     0%     0%     0%      0%     0%     0%     0%     40%     0%     0%     0%
 2/20/04.............................     0%     0%     0%     0%      0%     0%     0%     0%     23%     0%     0%     0%
 5/20/04.............................     0%     0%     0%     0%      0%     0%     0%     0%      7%     0%     0%     0%
 8/20/04.............................     0%     0%     0%     0%      0%     0%     0%     0%      0%     0%     0%     0%
11/20/04.............................     0%     0%     0%     0%      0%     0%     0%     0%      0%     0%     0%     0%
 2/20/05.............................     0%     0%     0%     0%      0%     0%     0%     0%      0%     0%     0%     0%
 5/20/05.............................     0%     0%     0%     0%      0%     0%     0%     0%      0%     0%     0%     0%
WEIGHTED AVERAGE LIFE
 (YEARS)(1)(2).......................  0.69   0.45   0.34   0.31    1.98   1.33   1.00   0.80    3.45   2.64   2.00   1.59

                                            CLASS A-4 NOTES
                                       -------------------------
          DISTRIBUTION DATE            0.0%   1.0%   1.8%   2.5%
          -----------------            ----   ----   ----   ----
Initial..............................   100%   100%   100%   100%
 8/20/00.............................   100%   100%   100%   100%
11/20/00.............................   100%   100%   100%   100%
 2/20/01.............................   100%   100%   100%   100%
 5/20/01.............................   100%   100%   100%   100%
 8/20/01.............................   100%   100%   100%   100%
11/20/01.............................   100%   100%   100%   100%
 2/20/02.............................   100%   100%   100%   100%
 5/20/02.............................   100%   100%   100%    99%
 8/20/02.............................   100%   100%   100%    59%
11/20/02.............................   100%   100%   100%     0%
 2/20/03.............................   100%   100%    78%     0%
 5/20/03.............................   100%   100%    51%     0%
 8/20/03.............................   100%   100%    27%     0%
11/20/03.............................   100%    87%     0%     0%
 2/20/04.............................   100%    62%     0%     0%
 5/20/04.............................   100%    41%     0%     0%
 8/20/04.............................    83%     0%     0%     0%
11/20/04.............................    57%     0%     0%     0%
 2/20/05.............................    29%     0%     0%     0%
 5/20/05.............................     0%     0%     0%     0%
WEIGHTED AVERAGE LIFE
 (YEARS)(1)(2).......................  4.64   3.95   3.11   2.37

-------------------------
(1) The weighted average life of a Class A Note is determined by (x) multiplying the amount of each principal payment on a Class A Note by the number of periods (months) from the date of issuance of the Class A Note to the related Distribution Date, (y) adding the results and (z) dividing the sum by the original principal amount of the Class A Note.

(2) This calculation assumes that WFSRC does not exercise its Optional Repurchase right and that the Sellers exercise their Optional Purchase right.

     This Table has been prepared based on the assumptions described on Page 8 (including the assumptions regarding the characteristics and performance of the Contracts, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

REDEMPTION OF SECURITIES AND REPURCHASE OF CONTRACTS:

  OPTIONAL REPURCHASE OF CONTRACTS BY WFSRC

     WFSRC may repurchase all of the Contracts it has sold to the Trust on any Distribution Date, prior to which it has given notice that it is exercising its right to repurchase all of those Contracts, at which the aggregate principal balance of the Simple Interest Contracts plus the aggregate of the present value of the remaining monthly principal and interest due on the Rule of 78's Contracts it has sold to the Trust is equal to or less than $200,000,000 (an "Optional Repurchase"). If WFSRC exercises its Optional Repurchase right, WFSRC will pay the Trust, in addition to the Scheduled Balances of and the accrued but unpaid interest on the Contracts being repurchased, which amount is the "Base Price," a Repurchase Premium which will be a percentage of the Base Price.

             IF THE BASE PRICE IS:                               THE REPURCHASE PREMIUM IS:
------------------------------------------------      ------------------------------------------------
$200,000,000 or less, but more than $150,000,000      2% of the Base Price

equal to or less than $150,000,000, but more          1% of the Base Price
  than $100,000,000

equal to or less than $100,000,000                    zero

  PREPAYMENT FOLLOWING OPTIONAL REPURCHASE BY WFSRC

     If WFSRC exercises its Optional Repurchase right as described above:

     - the Base Price will be treated as Collections and distributed to the Holders of the Class A Notes, until all outstanding classes of the Class A Notes are paid in full, and then to the Holders of the Class B Notes on the related Distribution Date in addition to the distributions to which the Holders would then otherwise be entitled to receive,

     - the amount received by the Trust as the Repurchase Premium will be distributed on the related Distribution Date, pro rata to the Holders of the Class A Notes and the Class B Notes after giving effect to distributions on that Distribution Date other than of the Base Price by the Indenture Trustee to the Holders of record as of the Record Date related to that Distribution Date on that Distribution Date, and

     - the repurchased Contracts will be transferred back to WFSRC on that Distribution Date and will no longer be assets of the Trust.

  OPTIONAL PURCHASE

     At any Distribution Date at which the aggregate principal balance of the Simple Interest Contracts plus the aggregate of the present value of the remaining monthly principal and interest payments due on the Rule of 78's Contracts transferred to the Trust by WFSRC is equal to or less than $100,000,000, WFAL and WFSRC may each purchase all of the Contracts then outstanding, each has sold or transferred, respectively, to the Trust (an "Optional Purchase").

     OPTIONAL REDEMPTION AND PREPAYMENT

     If WFAL and WFSRC purchase all of the Contracts of the Trust pursuant to an Optional Purchase as discussed above:

     - each class of outstanding Class A Notes and the Class B Notes will be redeemed in whole at a price equal to the unpaid principal amount of that class of notes plus the accrued interest at that class of notes' interest rate; and

     - the Trust will be terminated.

     MANDATORY REDEMPTION

     The Class A Notes may be accelerated if an Event of Default has occurred and is continuing under the Indenture. If an Insurer Default has occurred and is continuing and an Event of Default has occurred and is continuing, the Indenture Trustee may be permitted to accelerate the Class A Notes. If an Event of Default has occurred and is continuing but no Insurer Default has occurred and is continuing, Financial Security will have the right (in addition to its obligation to make Scheduled

Payments on the Class A Notes in accordance with the terms of the Class A Note Policy), but not the obligation, to elect to accelerate the Class A Notes. If the Class A Notes are accelerated, the Master Servicer or the Indenture Trustee will sell or otherwise liquidate the property of the Trust and deliver the proceeds to the Indenture Trustee for distribution in accordance with the terms of the Indenture.

TAX STATUS:

     In the opinion of Mitchell, Silberberg & Knupp LLP, special counsel for federal income and California income tax purposes, as will be discussed in further detail in the prospectus:

     - the Class A Notes will be characterized as debt; and

     - the Trust will not be characterized as an association nor as a publicly traded partnership taxable as a corporation.

     If you purchase a Class A Note, you agree to treat it as debt for tax purposes.

ELIGIBILITY FOR PURCHASE BY MONEY MARKET FUNDS:

     The Class A-1 Notes will be structured to be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of the Class A-1 Notes under Rule 2a-7 and whether an investment in such notes satisfies the fund's investment policies and objectives.

ERISA CONSIDERATIONS:

     The Class A Notes only are generally eligible for purchase by employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). However, administrators of employee benefit plans should review the matters discussed under "ERISA Considerations" in the prospectus and also should consult with their legal advisors before purchasing Class A Notes.

DELINQUENCY AND CONTRACT LOSS INFORMATION:

     The following tables set forth (i) the delinquency experience in regard to contracts originated and serviced by WFS and its affiliates, including contracts subsequently sold to WFAL as of December 31, 1995 through 1999 and as of March 31, 2000 and (ii) the loss experience for such contracts originated and serviced by WFS and its affiliates, including contracts subsequently sold to WFAL for the years ended December 31, 1995 through 1999 and for the three month period ending March 31, 2000. There is no assurance that the future delinquency and loss experience of the Contracts will be similar to that set forth below. WFS defines delinquency as being past due based on the contractual due date of the underlying contract.

                       CONTRACT DELINQUENCY EXPERIENCE(1)

                                     MARCH 31,                                        DECEMBER 31,
                               ----------------------   ------------------------------------------------------------------------
                                        2000                     1999                     1998                     1997
                               ----------------------   ----------------------   ----------------------   ----------------------
                                NUMBER                   NUMBER                   NUMBER                   NUMBER
                                  OF         AMOUNT        OF         AMOUNT        OF         AMOUNT        OF         AMOUNT
                               CONTRACTS      (2)       CONTRACTS      (2)       CONTRACTS      (2)       CONTRACTS      (2)
                               ---------   ----------   ---------   ----------   ---------   ----------   ---------   ----------
                                                                    (DOLLARS IN THOUSANDS)
Contracts Serviced(2)........   543,660    $5,664,144    524,709    $5,354,385    464,257    $4,367,099    408,958    $3,680,817
                                =======    ==========    =======    ==========    =======    ==========    =======    ==========
Period of delinquency(3)
 31 - 59 days................     8,132    $   70,562     12,868    $  107,416     13,885    $  112,208      6,605    $   54,450
 60 - 89 days................     2,345        20,223      3,511        29,738      3,966        32,100      2,161        18,652
 90 days or more.............     1,182        10,326      1,711        14,872      1,768        14,441        918         7,762
                                -------    ----------    -------    ----------    -------    ----------    -------    ----------
 Total contracts and amount
   delinquent................    11,659    $  101,111     18,090    $  152,026     19,619    $  158,749      9,684    $   80,864
                                =======    ==========    =======    ==========    =======    ==========    =======    ==========
Delinquencies as a percentage
 of number and amount of
 contracts outstanding.......      2.14%         1.79%      3.45%         2.84%      4.23%         3.64%      2.37%         2.20%
                                =======    ==========    =======    ==========    =======    ==========    =======    ==========

                                                DECEMBER 31,
                               -----------------------------------------------
                                        1996                     1995
                               ----------------------   ----------------------
                                NUMBER                   NUMBER
                                  OF         AMOUNT        OF         AMOUNT
                               CONTRACTS      (2)       CONTRACTS      (2)
                               ---------   ----------   ---------   ----------
                                           (DOLLARS IN THOUSANDS)
Contracts Serviced(2)........   341,486    $3,046,585    258,665    $2,209,594
                                =======    ==========    =======    ==========
Period of delinquency(3)
 31 - 59 days................     4,511    $   38,173      2,180    $   18,557
 60 - 89 days................     1,305        11,470        690         6,143
 90 days or more.............       567         5,144        308         2,701
                                -------    ----------    -------    ----------
 Total contracts and amount
   delinquent................     6,383    $   54,787      3,178    $   27,401
                                =======    ==========    =======    ==========
Delinquencies as a percentage
 of number and amount of
 contracts outstanding.......      1.87%         1.80%      1.23%         1.24%
                                =======    ==========    =======    ==========

-------------------------
(1) Includes delinquency information relating to those contracts that are owned by WFS and contracts that were sold to a grantor or owner trust but which are serviced by WFS.

(2) This amount is net of unearned add-on interest.

(3) The period of delinquency is based on the number of days payments are contractually past due.

                          CONTRACT LOSS EXPERIENCE(1)

                                                      MARCH 31,                   FOR THE YEAR ENDED DECEMBER 31,
                                                      ----------   --------------------------------------------------------------
                                                         2000         1999         1998         1997         1996         1995
                                                      ----------   ----------   ----------   ----------   ----------   ----------
                                                                          (DOLLARS IN THOUSANDS)
Contracts Serviced
 At end of period(2)................................  $5,664,199   $5,354,385   $4,367,099   $3,680,817   $3,046,585   $2,209,594
                                                      ==========   ==========   ==========   ==========   ==========   ==========
 Average during period(2)...........................  $5,476,007   $4,839,514   $4,006,185   $3,383,570   $2,627,622   $1,886,359
                                                      ==========   ==========   ==========   ==========   ==========   ==========
 Gross charge offs of contracts during period.......  $   40,952   $  150,518   $  173,422   $  136,773   $   86,464   $   48,999
 Recoveries of contracts charged off in current and
   prior periods....................................      13,484       47,581       36,230       34,634       25,946       18,715
                                                      ----------   ----------   ----------   ----------   ----------   ----------
 Net charge offs....................................  $   27,468   $  102,937   $  137,192   $  102,139   $   60,518   $   30,284
                                                      ==========   ==========   ==========   ==========   ==========   ==========
 Net charge offs as a percentage of contracts
   outstanding during period........................        2.01%        2.13%        3.42%        3.02%        2.30%        1.61%

-------------------------
(1) Includes loss information for contracts that are owned by WFS and contracts that were sold to a grantor or owner trust but which are serviced by WFS. It is the policy of WFS to charge-off all contracts when they become 120 days delinquent, whether such contract is owned by WFS or serviced by WFS for others. WFS believes that its charge-off policy is consistent with that customarily used in the automobile finance industry.

(2) This amount is net of unearned add-on interest.